UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

GENERAL FORM FOR REGISTRATION OF SECURITIES
Under Section 12(b) or (g) of the Securities Exchange Act of 1934

Tres Estrellas Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-146263	20-8644177
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 Adams Avenue, Suite 302, San Diego, California		92116
(Address of principal executive offices)		(Zip Code)

775-352-3896
(Registrant's telephone number,
including area code)

Date of Report (Date of earliest event reported):
October 30, 2009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our",  "our company" refer to Tres Estrellas Enterprises, Inc ., a Nevada corporation. In-Media Corporation, Inc. is hereby referred to as IN-Media.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 30, 2009, we executed an agreement with IN Media Corporation, Inc.  (“IN-Media”), and our company (the "Agreement"), whereby pursuant to the terms and conditions of that Agreement, IN Media shareholders acquired thirty three million, five hundred thousand (33,500,000) shares of our common stock, whereby IN Media was merged into the Company.  This issuance of stock did not involve any public offering, general advertising or solicitation.  At the time of the issuance, IN Media had fair access to and was in possession of all available material information about our company.  The shares bear a restrictive transfer legend in accordance with Rule 144 under the Securities Act.

The closing of the transactions in the agreement are contingent upon satisfaction of closing conditions listed in the Agreement, a form of which is attached hereto as Exhibit 2.1.

The issuance of the securities above were effected in reliance on the exemptions for sales of securities  not involving a public  offering,  as set forth in Rule 506  promulgated  under the Securities Act of 1933, as amended (the  "Securities Act") and in Section 4(2) and Section 4(6) of the Securities Act and/or Rule 506 of Regulation D.

IN-Media, Corporation

BUSINESS.

IN Media, Corp. was incorporated on October 22, 2008 under the laws of the State of California to engage in any lawful corporate undertaking, including, but not limited to its current business.

Based in Los Altos, CA, IN Media is a content provider and integrator of Internet Protocol Television (“IPTV”) services for cable, satellite, internet, telephony and mobile services.  The goal of IN Media is to become the global leader of IPTV implementation services and content aggregation for Platform Providers.  With development and engineering, 100 employees, facilities in China and India, IN Media management believes IN Media is well positioned to effectively and efficiently launch and implement IPTV solutions in Asia and around the world.  Moreover, IN Media has content ownership of over 4,000 entertainment titles from Hollywood to “Bollywood” (the informal term popularly used for the Mumbai-based Hindi-language Film Industry in India) movies.

The IN Media business model is comprised of both content fees and shared revenue from large infrastructure providers offering total solutions: television, telephony and internet services, also referred to as “Triple Play” services. The addition of content or video on demand (VoD) adds to the solution or “Quad Play” services.  IN Media is an integral part of both IPTV and VoD services with their ownership of content and streamlined IPTV implementations.  However, IN Media mitigates their exposure by partnering with large Platform Providers whom are responsible for the customer billing and service.

Led by President and CEO, Nick Karnik, IN Media management believes that IN Media has established key relationships in China and India to launch IPTV services.  The first implementation of IN Media services is intended to be launched in China with cable providers from major cities.-

•	THE LANDSCAPE

Graphic 1:  The Landscape of IPTV Services and Platform Providers Central Role

With the multitudes of options of content on the Internet traditional television programming is under pressure to come up with new models and options for consumers.  Video on Demand, once only available on cable is the de-facto standard for internet access.  The platform providers like Comcast, AT&T, DirecTV, etc. are central to providing the core services of: telephony, television, internet and content to the mass market.  However, adding to the complexity are the divergent number and types of devices available to access the internet and content.

•	THE IN MEDIA FOCUS and SOLUTION

The IN Media focus is on providing integrated IPTV services for platform providers for any device from large n televisions to handheld mobile phones. The partnership with platform providers like Comcast, AT&T, DirecTV, etc. provides an installed base of customers as well as allowing platform providers to be the billing and service interface to customers.	Graphic 2: The IN Media Focus

Graphic 3: IN Media Solution	With the first implementation in China, IN Media intends, but cannot guarantee, to launch the largest IPTV installation in the world with over 1,500,000 subscribers. This includes joint manufacturing facilities in China with capabilities to deliver anywhere in the world; (Library of content owned by IN Media which includes over 4,000 titles of Hollywood and Bollywood movies; Expertise and reference platforms from hardware and software services for set-top boxes, mass market manufacturing expertise, and internet portal aggregation to any capable device.

IN Media provides a combination of hardware, software, manufacturing and content services for platform providers to either complete their offering or provide an all-in-one solution.

•	THE MARKET OPPORTUNITY

Management believesthat the overall IPTV market potential is very large and can be viewed as a percentage of the number of broadband subscribers with the most optimistic forecoasts providing 100% penetration for all broadband subscribers. In 2007, the top ten countries totaled over 226,000,000 broadband subcribers. According to eMarketer, the total worldwide broadband subscriber base will grow to over 500,000,000 subscribers by 2011.

With the first implementation in China, IN Media will be addressing one of the largest IPTV markets in the world.  With 378 million TV households and 152 million cable TV households at the end of 2007, China is the world's largest TV market. (source; eMarketer) Cable dominates the multi-channel industry as satellite reception is banned and IPTV is in its infancy.  As a result 40% of all homes have cable TV, and it accounts for 99% of the pay TV market. (source: eMarketer)

With significant investment in the technological infrastructure across the country, management has determined that the cable industry is rapidly converting to digital in time for the planned analogue switch-off in 2015. The Olympics is acting as a catalyst for this – as the Beijing Olympics will be the first all-HD Olympic Games.  Digitization and a raft of interactive TV services will drive average revenue per subscriber up. Leading international technology providers like Thomson, Tandberg, Kudelski, Harmonic, NDS, Scientific Atlanta, Miranda, Arris and Irdeto are among foreign companies our management has determined have already been finding success in China.  Others like European cable giant Liberty Global are seeking to enter the market.

Ample opportunities exist for overseas technology providers.  In particular, those that supply head-end and studio equipment, video-on-demand systems, last-mile components and conditional access should be examining the marketplace closely.  Although local competition is tough, foreign companies that take the time to understand the intricacies of the market have the potential to reap substantial rewards from such a huge marketplace.

THE MARKETPLACE FOR INTERNET PROTOCOL TELEVISION

•	THE WORLD’S BIGGEST TV MARKET

With 378 million TV households and 152 million cable TV households at the end of 2007, China is the world's largest TV market. Its cable TV industry generated þ3.4bn in revenue in 2007 and is expected to grow at over seven per cent year-on-year to be worth Euro 4.8bn by 2012.  Cable dominates the multi-channel industry as satellite reception is banned and IPTV is in its infancy.  As a result 40% of all homes have cable TV, and it accounts for 99% of the pay TV market. (source; eMarketer)

With significant investment in the technological infrastructure across the country, management has determined that the cable industry is rapidly converting to digital in time for the planned analogue switch-off in 2015.  Management believes the Olympics acted as an initial catalyst for this – as the Beijing Olympics was the first all-HD Olympic Games.  Digitization and a raft of interactive TV services will drive average revenue per subscriber up.

Our management has determined that leading international technology providers like Thomson, Tandberg, Kudelski, Harmonic, NDS, Scientific Atlanta, Miranda, Arris and Irdeto are among foreign companies already finding success in China. Others like European cable giant Liberty Global are seeking to enter the market.

•	CONTRACTS ARE THERE FOR THE TAKING FOR FOREIGN TECHNOLOGY SUPPLIERS

Despite the restrictions on foreign investment in the media industry, ample opportunities exist for overseas technology providers.  In particular, those that supply head-end and studio equipment, video-on-demand systems, last-mile components and conditional access should be examining the marketplace closely.  Although local competition is tough, our management contends that foreign companies that take the time to understand the intricacies of the market have the potential to reap substantial rewards from such a huge marketplace.

IN MEDIA - THE INTIAL ROLLOUT

The initial rollout of the technology will be in a “set-top” cable box style unit which will integrate traditional broadcast television and internet media content streamed into the user’s existing TV through the IPTV unit.  The application of this technology will appear and operate in many ways just like the familiar “cable box” menu driven user interface.  The key difference is that the media will not be limited to a broadcast television signal but rather will include the vast library of existing internet content.  This initial product rollout will occur in first half of 2010 in Asia with Chinese Cable Providers.  Once complete, this product deployment, as well as future deployments, will allow for seamless viewing of internet and network broadcast content in high definition on the user’s existing television.  Finally, there will be a number of portals allowing the user instant and easy access to thousands of movies and television programming.  A successful initial rollout in Asia will provide a steady and lucrative revenue stream for the company.

IN MEDIA – THE BUSINESS MODEL and SALES STRATEGY

• BUSINESS MODEL

The IN Media business model centers on a combination of hardware, software, manufacturing and content:

1.
Set-Top Box Solution.  IN Media provides reference hardware and software for mass market manufacturing as well as manufacturing of the actual set-top boxes to Platform Provider specifications.  Revenue sharing is based on the fees collected by Platform Providers as a percentage of their overall access fees.

2.
Content Licensing.  IN Media provides access to their library of over 4,000 Hollywood and Bollywood movies.  Fees are based on either Video on Demand (VoD) or advertising fees depending on the Platform Provider agreements.

• SALES STRATEGY

The IN Media sales strategy is based on working with Platform Providers of IPTV services.  The first implementation will be with a prominent Cable operator in China, having more than 2.5 million subscribers, and management believes will be, although there can be no assurances,  the world’s largest IPTV launch with over 1,500,000 subscribers in 2010.  Therefore, the sales strategy is initially targeted in China with expansion to North America and Europe.

• IMPLEMENTATION PLAN

The initial rollout of the technology will be in a “set-top” cable box style unit which will integrate traditional broadcast television and internet media content streamed into the user’s existing TV through the IPTV unit.  The application of this technology will appear and operate in many ways just like the familiar “cable box” menu driven user interface.  The key difference is that the media will not be limited to a broadcast television signal but rather will include the vast library of existing internet content.  This initial product rollout will occur in first half of 2010 in Asia with one of the world’s largest cable TV providers.

Once complete, this product deployment, as well as future deployments, will allow for seamless viewing of internet and network broadcast content in high definition on the user’s existing television.  Finally, there will be a number of portals allowing the user instant and easy access to thousands of movies and television programming.  A successful initial rollout in Asia will provide a steady and lucrative revenue stream for the company.

• IMPLEMENTATION PLAN MATRIX

Although the final timing cannot be assured, our implantation plan is as follows:

Phase		Duration

1	Development: Complete reference hardware and software for set-top box implementation in China	Completed

2	China: Launch first implementation with China’s Cable operators into first targeted province	Early 2010

3	China Expansion: Expand into additional provinces with China Cable Operators	2010-2011

4	US: Business development to secure Platform Providers in the US	2H 2010

5	Europe: Business development into major European countries via Platform Providers	1H 2011

• THE COMPETITION & COMPETITIVE ADVANTAGE

 The competitive landscape for IPTV services is very crowded as the market potential is very large.  The key players will be the Platform Providers who control access to telephony, television, internet and content for consumers.  However, new players like Microsoft, Apple, Amazon, and the major Hollywood studios are moving forward on their own solutions to monetize content and services over the internet.  Key hardware vendors like Motorola, Cisco, Intel, etc. are also viable competitors for set-top box solutions as they have established relationships with the Platform Providers.

Our management believes that IN Media will have competitive advantage over these large providers.  With the successful implementation in China’s IPTV services, management believes, but cannot guarantee, IN Media will be one of the largest integrator of IPTV services in the world.  IN Media will also have the manufacturing know-how and capacity to deliver solutions anywhere in the world.  Moreover, with IN Media’s large content library, they can also supplement any traditional television programming with Video-on-Demand services or content portal access with advertising or subscription fees.  Whereas, other solutions like Microsoft, Apple, etc. will compete against the Platform Providers, IN Media is a partner to any Platform or Service Provider.

Employees

The Company has approximately 10 employees including 1 executive and administrative staff, 1 in business development, with the balance working in engineering staff.

RISK FACTORS

As a smaller reporting company we are not required to provide a statement of risk factors. However, we believe this information may be valuable to our shareholders for this filing. We reserve the right to not provide risk factors in our future filings. Each of these risk factors could adversely affect our business, operating results and financial condition, as well as adversely affect the value of an investment in our common stock. Our primary risk factors and other considerations include:

Our business, following the merger with IN-Media, is subject to numerous risk factors, including the following:

NO OPERATING HISTORY OR REVENUE AND MINIMAL ASSETS.

Prior to the merger, we have had no operating history nor any revenues or earnings from operations. We had no significant assets or financial resources. We will, in all likelihood, sustain operating expenses without corresponding revenues, at least until the consummation of a business combination. This may result in us incurring a net operating loss which will increase continuously until we can consummate a business combination with a target company. There is no assurance that we can identify such a target company and consummate such a business combination.

SPECULATIVE NATURE OF THE COMPANY'S PROPOSED OPERATIONS.

The success of our proposed plan of operation will depend to a great extent on the operations, financial condition and management of the identified target company. While management will prefer business combinations with entities having established operating histories, there can be no assurance that we will be successful in locating candidates meeting such criteria. In the event we complete a business combination, of which there can be no assurance, the success of our operations will be dependent upon management of the target company and numerous other factors beyond our control.

SCARCITY OF AND COMPETITION FOR BUSINESS OPPORTUNITIES AND COMBINATIONS.

We are and will continue to be an insignificant participant in the business of seeking mergers with and acquisitions of business entities. A large number of established and well-financed entities, including venture capital firms, are active in mergers and acquisitions of companies which may be merger or acquisition target candidates for us. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than us and, consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, we will also compete with numerous other small public companies in seeking merger or acquisition candidates.

IMPRACTICABILITY OF EXHAUSTIVE INVESTIGATION; FAILURE TO MEET ITS FIDUCIARY OBLIGATIONS.

Our limited funds and the lack of full-time management will likely make it impracticable to conduct a complete and exhaustive investigation and analysis of a target company. The decision to enter into a business combination, therefore, will likely be made without detailed feasibility studies, independent analysis, market surveys or similar information which, if we had more funds available to it, would be desirable. We will be particularly dependent in making decisions upon information provided by the principals and advisors associated with the business entity seeking our participation. Management may not be able to meet its fiduciary obligation to us and our stockholders due to the impracticability of completing thorough due diligence of a target company. By its failure to complete a thorough due diligence and exhaustive investigation of a target company, we are more susceptible to derivative litigation or other stockholder suits. In addition, this failure to meet our fiduciary obligations increases the likelihood of plaintiff success in such litigation.

REPORTING REQUIREMENTS MAY DELAY OR PRECLUDE ACQUISITION.

Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act") requires companies subject thereto to provide certain information about significant acquisitions including audited financial statements for the company acquired covering one or two years, depending on the relative size of the acquisition. The time and additional costs that may be incurred by some target companies to prepare such financial statements may significantly delay or essentially preclude consummation of an otherwise desirable acquisition by us. Acquisition prospects that do not have or are unable to obtain the required audited statements may not be appropriate for acquisition so long as the reporting requirements of the Exchange Act are applicable.

LACK OF DIVERSIFICATION.

Our proposed operations, even if successful, will in all likelihood result in our engaging in a business combination with only one target company. Consequently, our activities will be limited to those engaged in by the business entity which we will merge with or acquire. Our inability to diversify its activities into a number of areas may subject us to economic fluctuations within a particular business or industry and therefore increase the risks associated with our operations.

THE REGULATION OF PENNY STOCKS BY SEC AND FINRA MAY DISCOURAGE THE TRADABILITY OF THE COMPANY'S SECURITIES.

The Company is a "penny stock" company.  None of its securities  currently trade in any  market  and,  if  ever  available  for  trading,  will be  subject  to a Securities  and Exchange  Commission  rule that imposes  special sales  practice requirements upon  broker-dealers who sell such securities to persons other than established customers or accredited  investors.  For purposes of the rule,  the phrase "accredited investors" means, in general terms,  institutions with assets in  excess  of  $5,000,000,  or  individuals  having a net  worth in  excess  of $1,000,000  or having an annual  income that  exceeds  $200,000  (or that,  when combined with a spouse's income, exceeds $300,000).  For transactions covered by the rule, the broker-dealer must make a special suitability determination of the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Effectively, this discourages broker-dealers from executing trades in penny stocks. Consequently, the rule will affect the ability of purchasers in this offering to sell their securities in any market that might develop, because it imposes additional regulatory burdens on penny stock transactions.

In addition, the Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks". Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3,  15g-4,  15g-5, 15g-6, 15g-7, and 15g-9 under the Securities and Exchange Act of 1934,  as amended.  Because our securities constitute “penny stocks" within the meaning of the rules, the rules would apply to us and to our securities.  The rules will further affect the ability of owners of shares to sell their securities in any market that might develop for them because it imposes additional regulatory burdens on penny stock transactions.

Shareholders  should  be  aware  that,  according  to  Securities  and  Exchange Commission,  the  market  for penny  stocks has  suffered  in recent  years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are  often  related  to the promoter or issuer; (ii) manipulation of prices through prearranged  matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices   involving   high-pressure   sales  tactics  and  unrealistic   price projections  by  inexperienced  sales persons;  (iv)  excessive and  undisclosed bid-ask  differentials  and  markups  by  selling  broker-dealers;  and  (v) the wholesale dumping of the same securities by promoters and  broker-dealers  after prices have been manipulated to a desired level,  leaving investors with losses. Our management is aware of the abuses that have occurred historically in the penny stock market.  Although  we do not expect to be in a position to  dictate  the  behavior  of the  market  or of  broker-dealers  who participate  in the  market,  management  will  strive  within the  confines  of practical  limitations to prevent the described  patterns from being established  with respect to the Company's securities.

NO PUBLIC MARKET EXISTS FOR THE COMPANY'S COMMON STOCK AT THIS TIME, AND THERE IS NO ASSURANCE OF A FUTURE MARKET.

There is no public market for the Company's common stock, and no assurance can be given that a market will develop or that a shareholder ever will be able to liquidate his investment without considerable delay, if at all. If a market should develop, the price may be highly volatile.  Factors such as those discussed in the "Risk Factors" section may have a significant impact upon the market price of the shares offered hereby.  If  there is a low  price of the Company's securities,  many  brokerage  firms  may  not be  willing  to  effect transactions  in the  securities.  Even if a purchaser finds a broker willing to effect a  transaction  in the Company's  shares,  the  combination  of brokerage commissions,  state  transfer  taxes,  if any, and any other  selling  costs may exceed the selling price. Further, most lending institutions will not permit the use of the Company's shares as collateral for any loans.

RULE 144 SALES IN THE FUTURE MAY HAVE A DEPRESSIVE EFFECT ON THE COMPANY'S STOCK PRICE.

All of the outstanding shares of common stock held by the present officers, directors, and affiliate stockholders are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended.  As restricted shares, these shares may be resold only  pursuant to an effective  registration statement or under the requirements of Rule 144 or other  applicable  exemptions from  registration  under  the  Act  and  as  required  under  applicable  state securities laws.  Officers, directors and affiliates will be able to sell their shares if this Registration Statement becomes effective.  Rule 144 provides in essence  that a person who is an  affiliate  or officer or director who has held restricted  securities for six months may, under certain conditions,  sell every three months, in brokerage transactions, a number of shares that does not exceed the  greater of 1.0% of a  company's  outstanding  common  stock. There is no  limit  on  the  amount  of  restricted  securities  that  may be  sold  by a nonaffiliate after the owner has held the restricted  securities for a period of six months if the company is a current,  reporting  company under the '34 Act. A sale under Rule 144 or under any other exemption from the Act, if available,  or pursuant  to  subsequent  registration  of  shares of  common  stock of  present  stockholders, may have a depressive effect upon the price of the common stock in any market that may develop. In addition, if we are deemed a shell company pursuant to Section 12(b)-2 of the Act, our "restricted securities”, whether held by affiliates or non-affiliates, may not be re-sold for a period of 12 months following the filing of a Form 10 level disclosure or registration pursuant to the Act.

THE COMPANY’S INVESTORS MAY SUFFER FUTURE DILUTION DUE TO ISSUANCES OF SHARES FOR VARIOUS CONSIDERATIONS IN THE FUTURE.

There may be substantial dilution to the Company's shareholders purchasing in future offerings as a result of future decisions of the Board to issue shares without shareholder approval for cash, services, or acquisitions.

THE STOCK WILL IN ALL LIKELIHOOD BE THINLY TRADED AND AS A RESULT INVESTORS MAY BE UNABLE TO SELL AT OR NEAR ASK PRICES OR AT ALL IF THEY NEED TO LIQUIDATE SHARES.

Our shares of common stock, if listed, may be thinly-traded on the OTC Bulletin Board, meaning that the number of persons interested in purchasing our common shares at or near ask prices at any given time may be relatively small or non-existent.  This situation is attributable to a number of factors,  including  the fact  that it is a small  company  which is  relatively unknown to stock analysts, stock brokers,  institutional investors and others in the investment  community that generate or influence sales volume, and that even if the  Company  came  to  the  attention  of  such  persons,  they  tend  to be risk-averse  and would be reluctant to follow an unproven,  early stage  company such as ours or  purchase  or  recommend  the  purchase  of any of our Securities  until  such  time as it  became  more  seasoned  and  viable.  As a consequence,  there may be periods of several days or more when trading activity in the  Company's  Securities  is  minimal or  non-existent,  as  compared  to a seasoned  issuer which has a large and steady  volume of trading  activity  that will  generally  support  continuous  sales  without  an  adverse  effect on the Securities  price.  We cannot give investors any assurance that a broader or more active public trading market for the Company's common securities will develop or be sustained, or that any trading levels will be sustained.  Due to these conditions, we can give investors no assurance that they will be able to sell their shares at or near ask prices or at all if they need money or otherwise desire to liquidate their securities of the Company.

RISKS INVOLVING THE PEOPLE’S REPUBLIC OF CHINA (“PRC”)

CERTAIN POLITICAL AND ECONOMIC CONSIDERATIONS RELATING TO PRC COULD ADVERSELY AFFECT OUR COMPANY.

The PRC is passing from a planned economy to a market economy. The Chinese government has confirmed that economic development will follow a model of market economy under socialism. While the PRC government has pursued economic reforms since its adoption of the open-door policy in 1978, a large portion of the PRC economy is still operating under five-year plans and annual state plans adopted by the government that set down national economic development goals. Through these plans and other economic measures, such as control on foreign exchange, taxation and restrictions on foreign participation in the domestic market of various industries, the PRC government exerts considerable direct and indirect influence on the economy. Many of the economic reforms are unprecedented or experimental for the PRC government, and are expected to be refined and improved. Other political, economic and social factors can also lead to further readjustment of such reforms. This refining and readjustment process may not necessarily have a positive effect on our operations or future business development. Our operating results may be adversely affected by changes in the PRC’s economic and social conditions as well as by changes in the policies of the PRC government, which we may not be able to foresee, such as changes in laws and regulations (or the official interpretation thereof), measures which may be introduced to control inflation, changes in the rate or method of taxation, and imposition of additional restrictions on currency conversion.

THE RECENT NATURE AND UNCERTAIN APPLICATION OF MANY PRC LAWS APPLICABLE TO US CREATE AN UNCERTAIN ENVIRONMENT FOR BUSINESS OPERATIONS AND THEY COULD HAVE A NEGATIVE EFFECT ON US.

The PRC legal system is a civil law system. Unlike the common law system, such as the legal system used in the United States, the civil law system is based on written statutes in which decided legal cases have little value as precedents. In 1979, the PRC began to promulgate a comprehensive system of laws and has since introduced many laws and regulations to provide general guidance on economic and business practices in the PRC and to regulate foreign investment. Progress has been made in the promulgation of laws and regulations dealing with economic matters such as corporate organization and governance, foreign investment, commerce, taxation and trade. The promulgation of new laws, changes of existing laws and the abrogation of local regulations by national laws could have a negative impact on our business and business prospects. In addition, as these laws, regulations and legal requirements are relatively recent, their interpretation and enforcement involve significant uncertainty.

IF RELATIONS BETWEEN THE UNITED STATES AND CHINA WORSEN, OUR STOCK PRICE MAY DECREASE AND WE MAY HAVE DIFFICULTY ACCESSING THE U.S. CAPITAL MARKETS.

At various times during recent years, the United States and China have had disagreements over political and economic issues. Controversies may arise in the future between these two countries. Any political or trade controversies between the United States and China could adversely affect the market price of our common stock and our ability to access U.S. capital markets.

GOVERNMENTAL CONTROL OF CURRENCY CONVERSION MAY AFFECT THE VALUE OF YOUR INVESTMENT.

The PRC government imposes controls on the convertibility of Renminbi into foreign currencies and, in certain cases, the remittance of currency out of the PRC. Currently, the Renminbi is not a freely convertible currency. Shortages in the availability of foreign currency may restrict our ability to remit sufficient foreign currency to pay dividends, or otherwise satisfy foreign currency denominated obligations. Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from the transaction, can be made in foreign currencies without prior approval from the PRC State Administration of Foreign Exchange by complying with certain procedural requirements. However, approval from appropriate governmental authorities is required where Renminbi is to be converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of loans and corporate debt obligations denominated in foreign currencies.

The PRC government may also at its discretion restrict access in the future to foreign currencies for current account transactions. If the foreign exchange control system prevents us from obtaining sufficient foreign currency to satisfy our currency demands, we may not be able to pay certain of our expenses as they come due.

THE FLUCTUATION OF THE RENMINBI MAY MATERIALLY AND ADVERSELY AFFECT YOUR INVESTMENT.

The value of the Renminbi against the U.S. dollar and other currencies may fluctuate and is affected by, among other things, changes in the PRC’s political and economic conditions. Any significant revaluation of the Renminbi may materially and adversely affect our cash flows, revenues and financial condition. For example, to the extent that we need to convert U.S. dollars into Renminbi for our operations, appreciation of the Renminbi against the U.S. dollar could have a material adverse effect on our business, financial condition and results of operations.

Conversely, if we decide to convert our Renminbi into U.S. dollars for business purposes and the U.S. dollar appreciates against the Renminbi, the U.S. dollar equivalent of the Renminbi we convert would be reduced. Any significant devaluation of Renminbi may reduce our operation costs in U.S. dollars but may also reduce our earnings in U.S. dollars. In addition, the depreciation of significant U.S. dollar denominated assets could result in a charge to our income statement and a reduction in the value of these assets.

Commencing from July 21, 2005, China has adopted a managed floating exchange rate regime based on market demand and supply with reference to a basket of currencies. The exchange rate of the US dollar against the RMB was adjusted from approximately RMB 8.28 per US dollar to approximately RMB 8.11 per US dollar on July 21, 2005. Since then, the PBOC administers and regulates the exchange rate of US dollar against RMB taking into account demand and supply of RMB, as well as domestic and foreign economic and financial conditions.

In addition, there can be no assurance that we will be able to obtain sufficient foreign exchange to pay dividends or satisfy other foreign exchange requirements in the future and we currently do not intend to pay dividends.

Reports to Security Holders

We will make available free of charge any of our filings as soon as reasonably practicable after we electronically file these materials with, or otherwise furnish them to, the Securities and Exchange Commission (“SEC”).  We are not including the information contained in our website as part of, or incorporating it by reference into, this report on Form 10.

The public may read and copy any materials we file with the Securities and Exchange Commission (“SEC”).  at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20002. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at (http://www.sec.gov).

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS PLAN OF OPERATION

The following discussion and analysis should be read in conjunction with our financial statements and related notes thereto included elsewhere in this registration statement. Portions of this document that are not statements of historical or current fact are forward-looking statements that involve risk and uncertainties, such as statements of our plans, objectives, expectations and intentions. The cautionary statements made in this registration statement should be read as applying to all related forward-looking statements wherever they appear in this registration statement. From time to time, we may publish forward-looking statements relative to such matters as anticipated financial performance, business prospects, technological developments and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. All statements other than statements of historical fact included in this section or elsewhere in this report are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, the following: changes in the economy or in specific customer industry sectors; changes in customer procurement policies and practices; changes in product manufacturer sales policies and practices; the availability of product and labor; changes in operating expenses; the effect of price increases or decreases; the variability and timing of business opportunities including acquisitions, alliances, customer agreements and supplier authorizations; our ability to realize the anticipated benefits of acquisitions and other business strategies; the incurrence of debt and contingent liabilities in connection with acquisitions; changes in accounting policies and practices; the effect of organizational changes within the Company; the emergence of new competitors, including firms with greater financial resources than ours; adverse state and federal regulation and legislation; and the occurrence of extraordinary events, including natural events and acts of God, fires, floods and accidents.

The following discussion and analysis of our plan of operations should be read in conjunction with our financial statements and related notes appearing elsewhere in this prospectus. This discussion and analysis contain forward-looking statements that involve risks, uncertainties and assumptions. Actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those presented under the heading of “Risk Factors” and elsewhere in this prospectus.

RESULTS OF OPERATION

Inception to Nine Months Ended September 30, 2009 The Company has spent most of all its resources, efforts and expenditures in two primary areas. 1) The securing of key customer n China and 2) the development of its IPTV set top box. The company has generated no revenue since inception due to the fact that it has yet to ship its volume roll out.

LIQUIDITY AND CAPITAL RESOURCES

The Company expects to generate revenue and cash through the rollout of its set top boxes in China. Based on the installed base of cable customers in the Chinese cities and provinces, management believes we should be able to be cash flow positive within 12 months. Our company management plans to use its relationships and partnerships in China to help facilitate the manufacturing of its hardware and the integration of the software platform. Our company management may need to raise some interim funding to bridge the gap between initial rollout of the product and anticipated generation of revenue.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Our operations do not employ financial instruments or derivatives which are market sensitive and we do not have financial market risks.

DESCRIPTION OF PROPERTY

Facilities

IN Media currently uses the office of a third party with at no expense (direct or accrued). As a consequence, IN Media has no long term lease obligation but may incur one at some time on the future

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following table lists stock ownership of our Common Stock, as of October 30, 2009 after the consummation of the merger with In-Media based on an aggregate of 45,000,000 common shares of the combined entities. The information includes beneficial ownership by (i) holders of more than 5% of our Common Stock, (ii) each of our directors and executive officers and (iii) all of our directors and executive officers as a group. Except as noted below, to our knowledge, each person named in the table has sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Class

Nitin Karnik*	11,770,000	26.2%
255 W. El Camino Real
Sunnyvale, CA 94087

Jose Chavez	5,500,000	12.2%
3401 Adams Ave., Suite 302
San Diego, CA 92116

Directors and Officer as a Group*	17,270,000	38.4%

Guifeng Qui	13,077,800	29.1%
6-03 Xue Xi Yuan Vanke
New Town
Xin Yi Bau Da Doe
Tianjin 300402

Sulu Karnik**	4,250,285	9.4%
255 W. El Camino Real
Sunnyvale, CA 94087

Maxway Electronics, Ltd.***	4,250,285	9.4%
Rm. 1609-12 Nan Fung Tower
173 Des Voeux Road
C. Hong Kong

*	Excludes holdings by Nitin Karnik’s spouse, Sulu Karnik.

**	Spouse of Nitin Karnik, excludes holdings by Nitin Karnik

***	Maxway Electronics, Ltd. is controlled by Sanjeev Deshpande

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

Subsequent to the completion of the merger with In-Media, Nitin Karnik retained his position as Chief Executive Officer and Director of the Company.

Post-Merger Management

Name	Age	Positions and Offices Held

Nitin Karnik	48	CEO, Director

Dr. Nitin Karnik has been the Chief Executive Officer of IN Media from October 2008 to present. Dr. Nitin Karnik has been the President and Chief Executive Officer of Tres Estrelles Enterprises, inc. since April 9, 2009. Dr. Karnik has also been the Chief Executive Officer of from October, 2008. From 2007 through 2009,  Dr. Karnik  has been the Chief Executive Officer of RSR Consulting Inc, a California company covering Media consulting in the area of IPTV, Broadband, and Voice over IP Technology, Video on Demand technology, and streaming technology with clients in India and China.  From 2002 through 2007, Dr. Karnik was the Senior Vice President of  Mars Entertainment Group, Singapore , where he his assignments included content production, distribution, Movie production, Designing technology for media, Digital Cinema technology development and business development to Hollywood studios, Bollywood studios and worldwide Television Networks.

Audit Committee Financial Expert

The Company does not have an audit committee or a compensation committee of its board of directors. In addition, the Company’s board of directors has determined that the Company does not have an audit committee financial expert serving on the board. When the Company develops its operations, it will create an audit and a compensation committee and will seek an audit committee financial expert for its board and audit committee.

CONFLICTS OF INTEREST

There are no conflicts of interest with any officers, directors or executive staff.

EXECUTIVE COMPENSATION OF IN-MEDIA.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Comp. ($)	Total ($)

Nitin Karnik,	2008	-	-	-	-	-	-	-	-

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

NONE

ALL OTHER COMPENSATION TABLE

Name	Year	Perquisites and Other Personal Benefits ($)	Tax Reimbursements ($)	Insurance Premiums ($)	Company Contributions to Retirement and 401(k) Plans ($)	Severance Payments / Accruals ($)	Change in Control Payments / Accruals ($)	Total ($)

2008

PERQUISITES TABLE

Name	Year	Personal Use of Company Car/Parking	Financial Planning/ Legal Fees	Club Dues	Executive Relocation	Total Perquisites and Other Personal Benefits

2008

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

Name	Benefit	Before Change in Control Termination w/o Cause or for Good Reason	After Change in Control Termination w/o Cause or for Good Reason	Voluntary Termination	Death	Disability	Change in Control

*
List each applicable type of benefit in a separate row, e.g., severance pay, bonus payment, stock option vesting acceleration, health care benefits continuation, relocation benefits, outplacement services, financial planning services or tax gross-ups.

EMPLOYMENT AGREEMENTS

As of this time, there are no employment agreements with any named executive officer.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS, CONFLICTS OF INTEREST

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by us for the benefit of its employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

LEGAL PROCEEDINGS

We are currently not involved in any litigation that we believe could have a materially adverse effect on our financial condition or results of operations. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of our company or any of our subsidiaries, threatened against or affecting our company, our common stock, any of our subsidiaries or of our company’s or our company’s subsidiaries’ officers or directors in their capacities as such, in which an adverse decision could have a material adverse effect.

RECENT SALES OF UNREGISTERED SECURITIES OF THE COMPANY

During the past three years, we have sold securities which were not registered as follows:

Since inception, IN Media has sold 231,250 (pre-merger) shares of common stock to five investors for a total consideration of $185,000.

All of the above offerings and sales were made in reliance upon the exemption from registration under Rule 504 of Regulation D promulgated under the Securities Act and/or Section 4(2) of the Securities Act, based on the following: (a) the investors confirmed to us that they were “accredited investors,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and had such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the investors were provided with certain disclosure materials and all other information requested with respect to our company; (d) the investors acknowledged that all securities being purchased were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (e) a legend was placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequent registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

DESCRIPTION OF SECURITIES

Our authorized capital stock consists of 75,000,000 shares of Common Stock, par value $0.001 per share. The following statements relating to the capital stock set forth the material terms of our securities; however, reference is made to the more detailed provisions of, and such statements are qualified in their entirety by reference to, the Certificate of Incorporation, amendment to the Certificate of Incorporation and the By-laws, copies of which are filed as exhibits to this registration statement.

COMMON STOCK

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefore. In the event of a liquidation, dissolution or winding up of the Company, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. All of the outstanding shares of common stock are fully paid and non-assessable. Holders of common stock have no preemptive rights to purchase our common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock.

The Board of Directors does not at present intend to seek stockholder approval prior to any issuance of currently authorized stock, unless otherwise required by law or stock exchange rules.

DIVIDENDS

Dividends, if any, will be contingent upon our revenues and earnings, if any, capital requirements and financial conditions. The payment of dividends, if any, will be within the discretion of our Board of Directors. We presently intend to retain all earnings, if any, for use in its business operations and accordingly, the Board of Directors does not anticipate declaring any dividends prior to a business combination.

INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Neither our Articles of Incorporation nor Bylaws prevent us from indemnifying our officers, directors and agents to the extent permitted under the Nevada Revised Statute ("NRS"). NRS Section 78.502, provides that a corporation shall indemnify any director, officer, employee or agent of a corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with any the defense to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to Section 78.502(1) or 78.502(2), or in defense of any claim, issue or matter therein.

NRS 78.502(1) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

NRS Section 78.502(2) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals there from, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

NRS Section 78.747, provides that except as otherwise provided by specific statute, no director or officer of a corporation is individually liable for a debt or liability of the corporation, unless the director or officer acts as the alter ego of the corporation. The court as a matter of law must determine the question of whether a director or officer acts as the alter ego of a corporation.

No pending material litigation or proceeding involving our directors, executive officers, employees or other agents as to which indemnification is being sought exists, and we are not aware of any pending or threatened material litigation that may result in claims for indemnification by any of our directors or executive officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed hereby in the Securities Act and we will be governed by the final adjudication of such issue.

ITEM  2.01 - ACQUISITION OR DISPOSITION OF ASSETS.

See Item 1.01 above.

ITEM  3.02 - UNREGISTERED SALE OF EQUITY SECURITIES.

See Item 1.01 above.

ITEM  5.01 – CHANGES IN CONTROL OF REGISTRANT.

See Item 1.01 above.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

See Item 1.01 above (“Directors, Executive Officers, Promoters And Control Persons”).

SECTION 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

The following financial statements of IN Media Corporation, Inc. are being filed with this report as Exhibit 99.1:

Report of Independent Public Accounting Firm

Balance Sheet  (audited)

Statements of Operations

Statements of Cash Flows

Notes to Financial Statements.

(b) The following pro forma financial information is being filed with this report as Exhibit 99.2:

Unaudited Pro Forma Condensed Combined Balance Sheet as of July 31 2009;

Unaudited Pro Forma Condensed Combined Statement of Operations for the period ended July 31 2009

Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what our financial position or results of operations actually would have been we completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

(d)   Exhibits

Exhibit Number

2.1	Form of Agreement and Plan of Merger by and between IN Media Corporation, and Tres Estrellas Enterprises, Inc., dated October 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 2, 2009

Tres Estrellas Enterprises, Inc.

By:	/s/ Nitin Karnik
Nitin Karnik , CEO